As filed with the Securities and Exchange Commission on September 22, 2023

Securities Act File No. 333-273767

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒

Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

BLACKROCK VARIABLE SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (800) 537-4942

John M. Perlowski

BLACKROCK VARIABLE SERIES FUNDS, INC.

50 Hudson Yards

New York, New York 10001

United States of America

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Janey Ahn, Esq. BlackRock Advisors, LLC 50 Hudson Yards New York, New York 10001

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of common stock, par value $0.10 per share.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Capital Appreciation V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

2.	Questions and Answers for Shareholders of BlackRock Capital Appreciation V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

3.

Combined Prospectus/Information Statement regarding the reorganization of BlackRock Capital Appreciation V.I. Fund, a series of BlackRock Variable Series Funds, Inc., into BlackRock Large Cap Focus Growth V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

4.

Statement of Additional Information regarding the reorganization of BlackRock Capital Appreciation V.I. Fund, a series of BlackRock Variable Series Funds, Inc., into BlackRock Large Cap Focus Growth V.I. Fund, a series of BlackRock Variable Series Funds, Inc.

5.	Part C Information

6.	Exhibits

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Capital Appreciation V.I. Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 537-4942

[            ], 2023

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in BlackRock Capital Appreciation V.I. Fund (the “Target Fund”), a series of BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Target Fund will be reorganized (the “Reorganization”) into BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”), a series of the Company which is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Fund. Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Directors of the Company (the “Board”) has determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization.

The enclosed Combined Prospectus/Information Statement contains information about the Reorganization. As a result of the Reorganization, you will receive shares (including fractional shares, if any) of the same class in the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization.

The Reorganization is taking place because combining the Target Fund’s and the Acquiring Fund’s assets in the Reorganization will consolidate similarly managed funds and enhance operating efficiencies. The Board has determined that shareholders of the Target Fund may benefit from the following:

(i)	shareholders of the Target Fund will remain invested in a diversified, open-end fund that will have greater net assets after the Reorganization;

(ii)	the Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantively identical investment objective and similar principal investment strategies;

(iii)

the larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain costs, such as printing shareholder reports, prospectuses and statements of additional information, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iv)	the larger net asset size of the Combined Fund may over time result in a lower effective management fee rate under the management agreement relating to the Combined Fund;

(v)

assuming the Reorganization had occurred on June 30, 2023, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through June 30, 2025, in each case as of June 30, 2023; and

(vi)	the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

In accordance with the Funds’ and the Company’s operative documents, and applicable Maryland state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganization may be effected without the approval of shareholders of either Fund.

I encourage you to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact BlackRock Investor Services at (800) 537-4942.

Sincerely,

JOHN M. PERLOWSKI
President and Chief Executive Officer

BlackRock Capital Appreciation V.I. Fund BLACKROCK VARIABLE SERIES FUNDS, INC.

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 537-4942

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the Reorganization (as defined below).

Q:	What does the Reorganization provide for?

A:

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between BlackRock Variable Series Funds, Inc. (the “Company”), on behalf of BlackRock Capital Appreciation V.I. Fund (the “Target Fund”), and the Company, on behalf of BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”), the Target Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Reorganization will result in each shareholder of the Target Fund becoming a shareholder of the Acquiring Fund, another mutual fund advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser for the Target Fund. Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund.

The Target Fund and the Acquiring Fund pursue substantively identical investment objectives and employ similar investment strategies to achieve their respective investment objectives.

The Reorganization Agreement provides for:

Step 1:

The transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares (the “Acquiring Fund Shares”).

Step 2:	The distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders.

Step 3:	The redemption by the Target Fund of all of its outstanding shares for no consideration.

Step 4:

The reclassification of the shares of the Target Fund as authorized and non-issued common shares of the Company, without designation as to any class or series, and the removal of the separate reference to the Target Fund from the corporate charter.

Q:	Why is the Reorganization taking place?

A:

The Reorganization is taking place because combining the assets of the Target Fund and the Acquiring Fund in the Reorganization will consolidate similarly managed funds and enhance operating efficiencies.

The Board has determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization.

Q:	Do I need to vote for the Reorganization?

A:

No. No vote of shareholders will be taken with respect to the Reorganization. THE FUNDS ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATION.

Q:	In the Reorganization, what class of shares of the Acquiring Fund will I receive?

A:	You will receive Acquiring Fund Shares as follows:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Class I	Class I
Class III	Class III

Q:	Will I own the same number of shares of the Combined Fund as I currently own of the Target Fund?

A:

No. You will receive shares, including fractional shares, if any, of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the Target Fund you own immediately prior to the Reorganization. However, the number of Acquiring Fund Shares you receive will depend on the relative NAV per share for the applicable class of the Target Fund and the Acquiring Fund computed as of the close of trading on the New York Stock Exchange on the business day immediately prior to the closing of the Reorganization (“Valuation Time”), after the declaration of payment of applicable dividends and/or other distributions.

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Thus, if as of the Valuation Time the NAV of a share of the Acquiring Fund is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of a share of the Acquiring Fund is higher than the NAV of the corresponding share class of the Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. The aggregate NAV of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate NAV of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:	Each Fund is advised by BlackRock and BlackRock will continue to advise the Combined Fund once the Reorganization is completed.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

Assuming the Reorganization had occurred on June 30, 2023, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through June 30, 2025, in each case as of June 30, 2023.

Q:	Are there any differences in the distribution and service fees and front-end sales charges or contingent deferred sales charges?

A:	There are no differences in the distribution and service fees and front-end sales charges or contingent deferred sales charges.

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:	No, you will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization.

Q:	Do I need to take any action in connection with the Reorganization?

A:

No. You will automatically receive shares of the Acquiring Fund and your shares of the Target Fund will automatically be redeemed on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate NAV of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize any gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets).

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, such redemptions would be taxable transactions to shareholders in non-tax qualified accounts.

It is anticipated that the Target Fund or the Acquiring Fund will dispose of certain of its holdings either prior to or after the Reorganization in connection with realigning the Target Fund’s and the Acquiring Fund’s portfolios in a manner more consistent with the investment strategies of both Funds (“Realignment Sales”). When such portfolio assets are sold in the Realignment Sales, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the applicable Fund’s basis in such assets. If Realignment Sales occur prior to or after the Reorganization, the sales are expected to result in net capital gain. Based on current market conditions, such capital gain is expected to be approximately $6 million. Any such gain is expected to be distributed to the Target Fund’s shareholders or the Combined Fund’s shareholders, depending on the timing of the Realignment Sales. Additionally, any income or gain from the deemed sale or transfer by the Target Fund is expected to be distributed to the Target Fund shareholders prior to the Reorganization, and such distributions are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

Prior to the Reorganization, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of

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investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

The estimated brokerage commission and other portfolio transaction costs relating to the Realignment Sales will be approximately $3,000.

You are urged to consult with your tax adviser concerning the tax consequences of the Reorganization.

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction to shareholders in non-tax qualified accounts.

Q:	Who will pay for the Reorganization?

A:

Each Fund will bear a portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $180,500, with respect to the Target Fund, and $22,500, with respect to the Acquiring Fund. The total estimated expenses of the Reorganization are estimated to be approximately $203,000. The foregoing estimated expenses will be borne by the Funds regardless of whether the Reorganization is consummated.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur during the fourth quarter of 2023.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (800) 537-4942.

Important additional information about the Reorganization is set forth in the accompanying Combined

Prospectus/Information Statement.

Please read it carefully.

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The information in this Combined Prospectus/Information Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus/Information Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 22, 2023

COMBINED PROSPECTUS/INFORMATION STATEMENT

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Capital Appreciation V.I. Fund

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Large Cap Focus Growth V.I. Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 537-4942

This Combined Prospectus/Information Statement is furnished to you as a shareholder of BlackRock Capital Appreciation V.I. Fund (“Target Fund”), a series of BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation. As provided in an Agreement and Plan of Reorganization, the Target Fund will be reorganized into BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”), a series of the Company (the “Reorganization”). The Acquiring Fund is advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Fund. Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Board of Directors of the Company (the “Board”) has determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As a result of the Reorganization, the Target Fund will be reorganized into the Acquiring Fund and you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund pursue substantively identical investment objectives and employ similar investment strategies to achieve their respective investment objectives.

The investment objective of the Target Fund is to seek long-term growth of capital. The investment objective of the Acquiring Fund is to seek long-term capital growth. For more information on each Fund’s investment strategies, see “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” below.

The Target Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of such Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”). Immediately thereafter, the Target Fund will distribute Acquiring Fund Shares to its shareholders pro rata. After distributing the Acquiring Fund Shares, the Target Fund will redeem all of its outstanding shares for no consideration and the Target Fund shares will be reclassified as authorized and non-issued common shares of the Company, without designation as to any class or series, and the separate reference to the Target Fund will be removed from the corporate charter. No assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund. Following the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund as follows: holders of Class I Shares of the Target Fund will receive Class I Shares of the Acquiring Fund and holders of Class III Shares of the Target Fund will receive Class III Shares of the Acquiring Fund.

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The aggregate net asset value (“NAV”) of the Acquiring Fund Shares received in the Reorganization by the Target Fund will equal the aggregate NAV of the shares of the Target Fund held by such shareholders of the Target Fund immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of the Target Fund should know before the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

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The following documents containing additional information about each Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated [•], 2023 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	the Prospectuses relating to the Target Fund and the Acquiring Fund, dated May 1, 2023, as supplemented (the “Prospectus”);

•	the Statement of Additional Information relating to the Target Fund and the Acquiring Fund, dated May 1, 2023, as supplemented (the “SAI”);

•	the Annual Report to shareholders of the Target Fund and the Acquiring Fund (the “Annual Report”), for the fiscal year ended December 31, 2022; and

•	the Semi-Annual Report to shareholders of the Target Fund and the Acquiring Fund (the “Semi-Annual Report”), for the six-month period ended June 30, 2023.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 537-4942 or by writing to the respective Fund at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 537-4942.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and downloaded from the SEC’s website at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is [•], 2023.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

Each of BlackRock Capital Appreciation V.I. Fund (the “Target Fund”) and BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”) is a series of BlackRock Variable Series Funds, Inc., a Maryland corporation (the “Company”). The Company is an open-end management investment company, registered with the Securities and Exchange Commission (“SEC”).

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” The Acquiring Fund, following completion of the Reorganization (as defined below), may be referred to as the “Combined Fund” in this Combined Prospectus/Information Statement.

BlackRock Advisors, LLC (“BlackRock” or the “Adviser”) serves as the investment adviser of each Fund. Each Fund publicly offers its shares on a continuous basis. BlackRock Investments, LLC (“BRIL,” or the “Distributor”) is the distributor of each Fund’s shares.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Target Fund and the Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganization. The Board of Directors of the Company (the “Board”), including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), has unanimously approved the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”).

The Reorganization provides for:

•

the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”);

•	the distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders;

•	the redemption by the Target Fund of all of its outstanding shares for no consideration; and

•

The reclassification of the shares of the Target Fund as authorized and non-issued common shares of the Company, without designation as to any class or series, and the removal of the separate reference to the Target Fund from the corporate charter.

In connection with the step described in the second bullet, no assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund.

Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund.

Once the Reorganization is completed, shareholders of the Target Fund will receive shares, including fractional shares, if any, of the class of shares of Acquiring Fund set out in the table below with the same aggregate net asset value (“NAV”) as the shares of the Target Fund of the corresponding class of shares that shareholders own immediately prior to the Reorganization:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Class I	Class I
Class III	Class III

Background and Reasons for the Reorganization

BlackRock believes that each Fund generally will benefit more from the possible operating efficiencies that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate each Fund separately. BlackRock believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a reorganization with the Target Fund. As a result of the substantively identical investment objectives and similar investment strategies of the Target Fund and the Acquiring Fund, as of June 30, 2023, there is overlap of approximately 90% in the securities owned by the Target Fund and the Acquiring Fund. It is anticipated that the Target Fund or the Acquiring Fund will dispose of certain of its holdings either prior to or after the Reorganization in connection with realigning the Target Fund’s and the Acquiring Fund’s portfolios in Realignment Sales in a manner more consistent with the investment strategies of both Funds.

At a meeting held on July 25, 2023 (the “Approval Meeting”), the Board, including all of the Independent Board Members, unanimously approved the Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Board at the Approval Meeting, the Reorganization is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization. The Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•	the shareholders of the Target Fund will remain invested in a diversified, open-end fund that will have greater net assets after the Reorganization;

•

the investment objectives of the Funds are substantively identical; the fundamental investment restrictions of the Funds are substantially similar; the non-fundamental investment restrictions of the Funds are identical; and the investment strategies and risks of the Funds are similar, although there are certain differences. The Board considered the principal differences in the investment strategies and risks. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” and “Comparison of the Funds—Investment Risks”;

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assuming the Reorganization had occurred on June 30, 2023, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through June 30, 2025, in each case as of June 30, 2023;

•

the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain costs over a larger asset base;

•	the contractual and effective management fee rates for the Combined Fund are expected to be the same as the contractual and effective management fee rates for the Target Fund;

•

the net annual fund operating expenses for the share classes of the Combined Fund to be issued in the Reorganization are expected to be lower than those of the corresponding share classes of the Target Fund and the Acquiring Fund;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund and the Acquiring Fund are expected to manage the Combined Fund following the closing of the Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information”;

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General”;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the same class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the same class such shareholder of the Target Fund owns immediately prior to the Reorganization, the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization and the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization; and

•

Each Fund will bear a portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $180,500, with respect to the Target Fund, and $22,500, with respect to the Acquiring Fund. The total estimated expenses of the Reorganization are estimated to be approximately $203,000. The foregoing estimated expenses will be borne by the Funds regardless of whether the Reorganization is consummated.

Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantively identical. The investment objective of the Target Fund is to seek long-term growth of capital. The investment objective of the Acquiring Fund is to seek long-term capital growth. The investment objective of the Target Fund is non-fundamental, which means that it can be changed without the approval of the Target Fund’s shareholders, while the investment objective of the Acquiring Fund is fundamental, which means that it cannot be changed without the approval of the Acquiring Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same fundamental investment objective as the Acquiring Fund.

Investment Processes. The investment processes of the Target Fund and the Acquiring Fund are similar. Fund management for both Funds emphasizes growth investments: the Target Fund emphasizes large companies that exhibit stable growth and accelerated earnings while the stocks selected for the Acquiring Fund come from a universe of companies that management believes have above average growth potential. The Acquiring Fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the Acquiring Fund also may invest in the common stock of small companies. While the Target Fund generally expects to invest across a broad range of industries, it may favor companies in those industries that appear to offer higher potential for long-term growth.

While Target Fund management uses bottom-up stock selection as the primary driver of returns, Acquiring Fund management selects companies through a process of top-down macro-economic analysis and bottom-up analysis of the fundamentals of any given company.

The Target Fund generally will sell a stock when, in Fund management’s opinion, the stock reaches its price target, there is a deterioration in the company’s future growth prospects, an inability to sustain earnings momentum, less attractive valuation, a significant price change or more compelling investment opportunities elsewhere. Acquiring Fund management will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of turn on equity.

Following completion of the Reorganization, the Combined Fund will have the same investment process as the Acquiring Fund.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ similar principal investment strategies in seeking to achieve their respective objectives, although there are certain differences. The similarities and differences of the principal investment strategies of the Funds are described below.

Both Funds emphasize growth investments. The Target Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that Fund management believes have exhibited above-average growth rates in earnings over the long term. The Target Fund emphasizes investments in companies that have exhibited above-average growth rates in earnings, resulting from a variety of factors including but not limited to above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares, and underlying strong industry growth. In other words, Target Fund management tries to choose investments that will increase in value over the long term. The Acquiring Fund is a growth fund that invests primarily in common stock.

The Target Fund will generally invest at least 65% of its total assets in the following equity securities: common stock; convertible preferred stock; securities convertible into common stock; and rights to subscribe to common stock. Of these securities, the Target Fund generally seeks to invest primarily in common stock, like the Acquiring Fund. Under normal circumstances, the Acquiring Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities, and derivatives that have similar economic characteristics to such securities. For purposes of the Acquiring Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000® Growth Index. Similar to the Target Fund, the Acquiring Fund primarily intends to invest in equity securities, which for purposes of the Acquiring Fund’s policy include common stock, preferred stock and convertible securities, or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000® Growth Index. The Russell 1000® Growth Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation.

The Target Fund may invest in companies of any size but emphasizes investments in companies that have medium to large stock market capitalizations (currently, approximately $2 billion or more). The Acquiring Fund may also invest in companies of any size, but has an 80% policy to invest in large cap equity securities.

The Acquiring Fund may invest without limitation in the securities of foreign companies in the form of American Depositary Receipts (“ADRs”) and up to 20% of its total assets in other forms of securities of foreign companies, including European Depositary Receipts, which are receipts typically issued in Europe evidencing an ownership arrangement with the foreign company or other securities of foreign companies.

Following completion of the Reorganization, the Combined Fund will employ the same principal investment strategies as the Acquiring Fund.

Other Strategies. The Target Fund and the Acquiring Fund employ similar other strategies in seeking to achieve their respective objectives as set forth below. Following completion of the Reorganization, the Combined Fund will employ the same other strategies as the Acquiring Fund.

Target Fund	Acquiring Fund

•   Borrowing — The Target Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions, subject to the limits set forth under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•   Borrowing — The Acquiring Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

• Derivative Transactions – The Target Fund may use derivatives to hedge its portfolio against market and currency risks and to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the S&P 500® Index. The derivatives that the Target Fund may use include, but are not limited to, futures, forwards and options.	—

• Emerging Market Issuers – The Target Fund may also invest a portion of its assets in securities of issuers located in emerging markets.	• Emerging Market Issuers – The Acquiring Fund may also invest a portion of its assets in securities of issuers located in emerging markets.

•   Foreign Securities — The Target Fund may invest up to 20% of its total assets in the securities of foreign companies, including in the form of European Depositary Receipts (“EDRs”) or other securities convertible into securities of foreign companies. This 20% limit does not apply to investments in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Target Fund may invest in unsponsored depositary receipts.

—

•   Illiquid Investments — The Target Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Target Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

•   Illiquid Investments — The Acquiring Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Acquiring Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

• Indexed and Inverse Securities — The Target Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). The Target Fund may also invest in	—

securities the return of which is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down

• Initial Public Offerings — The Target Fund has the ability to invest in initial public offerings (“IPOs”).	—

•   Investment Companies — The Target Fund has the ability to invest in other investment companies, such as exchange traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds, subject to the applicable limits under the 1940 Act and the rules thereunder. The Target Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

•   Investment Companies — The Acquiring Fund has the ability to invest in other investment companies, such as exchange traded funds (“ETFs”), unit investment trusts, and open-end and closed-end funds, subject to the applicable limits under the 1940 Act and the rules thereunder. The Acquiring Fund may invest in affiliated investment companies, including affiliated money market funds and affiliated ETFs.

—	• Money Market Securities — The Acquiring Fund may invest in money market securities or commercial paper.

—

•   Real Estate Investment Trusts (“REITs”) — The Acquiring Fund may invest in REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Code.

• Repurchase Agreements and Purchase and Sale Contracts — The Target Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period.	—

•   Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

•   Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include Rule 144A securities, which are privately placed securities that can be resold to qualified institutional buyers but not to the general public, and securities of U.S. and non-U.S. issuers that are offered pursuant to Regulation S under the Securities Act of 1933, as amended.

• Reverse Repurchase Agreements — The Target Fund may enter into reverse repurchase agreements. The Target Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions (described below) will be aggregated for purposes of this investment limitation.	—

•   Securities Lending — The Target Fund may lend securities with a value up to 331/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•   Securities Lending — The Acquiring Fund may lend securities with a value up to 331/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

•   Short-term Debt Securities — The Target Fund may invest a portion of its assets in short-term debt securities, such as commercial paper. These securities can be sold easily and have limited risk of loss but earn only limited returns. The Target Fund may also invest without limitation in short-term debt securities (including repurchase agreements), non-convertible preferred stock and bonds, or government and money market securities when Target Fund management is unable to find enough attractive equity investments and to reduce exposure to equities when Target Fund management believes it is advisable to do so, on a temporary basis. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Target Fund to achieve its objective of long-term growth of capital.

—

•   Temporary Defensive Strategies — For temporary defensive purposes, for example, to respond to adverse market, economic, political or other conditions, the Target Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory

•   Temporary Defensive Strategies — For temporary defensive purposes, for example, to respond to adverse market, economic, political or other conditions, the Acquiring Fund may depart from its principal investment strategies and may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short-term, unsecured, negotiable promissory

notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive positions may affect the Target Fund’s ability to achieve its investment objective.	notes of a domestic or foreign issuer) or other high quality fixed income securities. Temporary defensive positions may affect the Acquiring Fund’s ability to achieve its investment objective.

• Warrants — A warrant gives the Target Fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price and the date the warrant expires. The Target Fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Target Fund is able to exercise it or sell it before it expires.	—

• When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Target Fund at an established price with payment and delivery taking place in the future. The Target Fund enters into these transactions to obtain what is considered an advantageous price to the Target Fund at the time of entering into the transaction.	—

Fees and Expenses

The following table shows which share class of the Combined Fund shareholders will receive once the Reorganization is completed. The Acquiring Fund Shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate NAV as the Target Fund shares that they owned immediately prior to the Reorganization.

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Class I	Class I
Class III	Class III

Fee Tables as of June 30, 2023 (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Target Fund and the Acquiring Fund, assuming the Reorganization had taken place on June 30, 2023, and the estimated pro forma fees and expenses attributable to the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended June 30, 2023 for each Fund and the Combined Fund, with restatements to reflect certain changes to the other expenses and contractual expense caps, if applicable, after such period. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of June 30, 2023, see “Other Information—Capitalization.”

Fee Tables of the Target Fund, the Acquiring Fund and the Pro Forma Combined Fund (as of June 30, 2023)

(unaudited)

Target Fund Class I Shares into Acquiring Fund Class I Shares

	Target Fund Class I Shares	Acquiring Fund Class I Shares	Pro Forma Combined Fund Class I Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%[1]	0.65%[3]	0.65%[3]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.28%	0.25%	0.23%[5]
Total Annual Fund Operating Expenses	0.93%	0.90%	0.88%
Fee Waivers and/or Expense Reimbursements	(0.12)%[1,2]	(0.10)%[3,4]	(0.10)%[3,4]

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.81%[1,2]	0.80%[3,4]	0.78%3, [4]

1

As described in the “Comparison of the Funds—Management Agreement” section of this Combined Prospectus/Information Statement beginning on page 19, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

2

As described in the “Comparison of the Funds—Management Agreement” section of this Combined Prospectus/Information Statement beginning on page 19, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) of average daily net assets through June 30, 2024. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares) of average daily net assets through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

3

As described in the “Comparison of the Funds—Management Agreement” section of this Combined Prospectus/Information Statement beginning on page 19, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

4

As described in the “Comparison of the Funds—Management Agreement” section of this Combined Prospectus/Information Statement beginning on page 19, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Class I Shares) of average daily net assets through June 30, 2025. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class I Shares) of average daily net assets through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These fee waiver and/or expense limitation agreements will remain in place with the Combined Fund following the closing of the Reorganization.

5	Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended June 30, 2023) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class I Shares	$83	$284	$503	$1,132
Acquiring Fund Class I Shares	$82	$277	$489	$1,099
Pro Forma Combined Fund Class I Shares	$80	$271	$478	$1,075

Target Fund Class III Shares into Acquiring Fund Class III Shares

	Target Fund Class III Shares	Acquiring Fund Class III Shares	Pro Forma Combined Fund Class III Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%[1]	0.65%[3]	0.65%[3]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.29%	0.27%	0.25%[5]
Total Annual Fund Operating Expenses	1.19%	1.17%	1.15%
Fee Waivers and/or Expense Reimbursements	(0.12)%[1,2]	(0.12)%[3,4]	(0.12)%[3,4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.07%[1,2]	1.05%[3,4]	1.03%[3,4]

[1]

As described in the “Comparison of the Funds—Management Agreement” section of this Combined Prospectus/Information Statement beginning on page 19, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Target Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]

As described in the “Comparison of the Funds—Management Agreement” section of this Combined Prospectus/Information Statement beginning on page 19, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% (for Class III Shares) of average daily net assets through June 30, 2024. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.08% (for Class III Shares) of average daily net assets through June 30, 2024. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Target Fund.

[3]

As described in the “Comparison of the Funds—Management Agreement” section of this Combined Prospectus/Information Statement beginning on page 19, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2025. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Acquiring Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These management fee waivers will remain in place with the Combined Fund following the closing of the Reorganization.

[4]

As described in the “Comparison of the Funds—Management Agreement” section of this Combined Prospectus/Information Statement beginning on page 19, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% (for Class III Shares) of average daily net assets through June 30, 2025. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% (for Class III Shares) of average daily net assets through June 30, 2025. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Acquiring Fund. These fee waiver and/or expense limitation agreements will remain in place with the Combined Fund following the closing of the Reorganization.

[5]	Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended June 30, 2023) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class III Shares	$109	$366	$643	$1,433
Acquiring Fund Class III Shares	$107	$360	$632	$1,410
Pro Forma Combined Fund Class III Shares	$105	$353	$621	$1,387

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended December 31, 2022, each Fund had the following portfolio turnover rate, expressed as a percentage of the average value of its portfolio:

Fund	Fiscal Year End	Rate
Target Fund	12/31/22	66%
Acquiring Fund	12/31/22	50%

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Code. In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Company, on behalf of the Target Fund and the Acquiring Fund, will receive an opinion from Sidley Austin LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code, except as described in the “Material U.S. Federal Income Tax Consequences of the Reorganization” section below. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

It is anticipated that the Target Fund or the Acquiring Fund will dispose of certain of its holdings either prior to or after the Reorganization in connection with realigning the Target Fund’s and the Acquiring Fund’s portfolios in Realignment Sales in a manner more consistent with the investment strategies of both Funds. When such portfolio assets are sold in the Realignment Sales, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the applicable Fund’s basis in such assets. If Realignment Sales occur prior to or after the Reorganization, the sales are expected to result in net capital gain. Based on current market conditions, such capital gain is expected to be approximately $6 million. Any such gain is expected to be distributed to the Target Fund’s shareholders or the Combined Fund’s shareholders, depending on the timing of the Realignment Sales. Additionally, any income or gain from the deemed sale or transfer by the Target Fund is expected to be distributed to the Target Fund shareholders prior to the Reorganization, and such distributions are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

Prior to the Reorganization, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, these are taxable transactions to shareholders in non-tax qualified accounts. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption, Exchange and Valuation of Shares

Procedures for the purchase, redemption, exchange, and valuation of shares of the Target Fund and the Acquiring Fund are the same. Shares of the Funds currently are sold either directly or indirectly (through other variable insurance funds) to separate accounts of insurance companies (each, a “Insurance Companies”) and certain accounts administered by the Insurance Companies (the “Accounts”) to fund benefits under certain variable life insurance contracts and/or variable annuities (the “Contracts”) issued by the Insurance Companies. Shares of the Funds may be purchased or sold each day the New York Stock Exchange (“NYSE”) is open. See “Comparison of the Funds—Purchase, Redemption and Exchange of Shares” and “Comparison of the Funds—Valuation of Shares”.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in each Fund, followed by a description of the fundamental investment restrictions of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of each of the Funds and each of their investment advisory agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, transfer and valuation of shares and market timing policies.

Investment Risks

Comparison of the Target Fund’s and the Acquiring Fund’s Principal Investment Risks

Because of their substantively identical investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below. Following completion of the Reorganization, the Combined Fund will have the same principal investment risks as the Acquiring Fund.

Risk	Target Fund	Acquiring Fund
Commodities Related Investments Risk	-	Principal Risk
Convertible Securities Risk	Principal Risk	Principal Risk
Depositary Receipts Risk	Non-Principal Risk	Principal Risk
Derivatives Risk	Non-Principal Risk	Principal Risk
Equity Securities Risk	Principal Risk	Principal Risk
Focus Risk	-	Principal Risk
Foreign Securities Risk	Non-Principal Risk	Principal Risk
High Portfolio Turnover Risk	-	Principal Risk
Investment Style Risk	Principal Risk	Principal Risk
Leverage Risk	Non-Principal Risk	Principal Risk
Market Risk and Selection Risk	Principal Risk	Principal Risk

Mid Cap Securities Risk	Principal Risk	-
“New Issues” Risk	Non-Principal Risk	Principal Risk
Preferred Securities Risk	Principal Risk	Principal Risk
Rights Risk	Principal Risk	-
Risk of Investing in the United States	Principal Risk	Principal Risk

Descriptions of the Combined Fund’s Investment Risks

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. An investment in the Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Combined Fund. The relative significance of each risk factor below may change over time and you should review each risk factor carefully.

•	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

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Focus Risk — Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

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Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

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Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

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Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. While depositary receipts provide an alternative to directly purchasing underlying foreign securities in their respective markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities, including political, economic, and currency risk.

•	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

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The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

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High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

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Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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“New Issues” Risk — “New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

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Risk of Investing in the United States — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

In addition to the risks listed above, the Combined Fund may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

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Borrowing Risk — Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

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Cyber Security Risk — Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

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Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In addition, foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may significantly decrease the liquidity and value of the securities.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

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Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

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Illiquid Investments Risk — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. An investment may be illiquid due to, among other things, the lack of an active trading market. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to the risks associated with illiquid investments. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

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Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

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Large Shareholder and Large-Scale Redemption Risk — Certain shareholders, including a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets.

These redemptions may force the Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. In addition, large redemptions can result in the Fund’s current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund’s expense ratio. Because large redemptions can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy, the Fund also reserves the right to redeem in-kind, subject to certain conditions. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

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Money Market Securities Risk — If market conditions improve while the Fund has invested some or all of its assets in high quality money market securities, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective.

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Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, changes in rent schedules, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities. In addition, certain issuers of real estate-related securities may have developed or commenced development on properties and may develop additional properties in the future. Real estate development involves significant risks in addition to those involved in the ownership and operation of established properties. Real estate securities may have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

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REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

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Restricted Securities Risk — Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at advantageous prices. Restricted securities may not be listed on an exchange and may have no active trading market. In order to sell such securities, the Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Other transaction costs may be higher for restricted securities than unrestricted securities. Restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. Also, the Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.

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Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

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Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Fundamental Investment Restrictions

The fundamental investment restrictions of the Target Fund and the Acquiring Fund are substantially similar and the non-fundamental investment restrictions of the Target Fund and the Acquiring Fund are identical. A complete list of the Target Fund’s and Acquiring Fund’s fundamental and non-fundamental investment restrictions is located in Appendix I.

Generally, each Fund has fundamental investment restrictions limiting each Fund’s ability to: (i) make investments inconsistent with a Fund’s classification as a diversified company under the 1940 Act; (ii) invest more than 25% of its assets in any particular industry; (iii) make investments for the purpose of exercising control; (iv) purchase or sell real estate; (v) make loans; (vi) issue senior securities; (vii) borrow money; (viii) underwrite securities; and (ix) purchase or sell commodities.

Although the fundamental investment restrictions are substantially similar, there are some non-material differences. A discussion of the relevant differences follows.

Each Fund may not make investments for the purpose of exercising control or management. For purposes of this limitation, the fundamental investment restriction of the Acquiring Fund specifies that investments by the Acquiring Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management. The fundamental investment restriction of the Target Fund does not have this exception.

With respect to the Acquiring Fund’s fundamental investment restriction related to lending, the Acquiring Fund is permitted to make loans as may be permitted by an exemptive order issued by the SEC. The Target Fund’s fundamental investment restriction related to lending allows the Fund to lend its portfolio securities, but it does not permit the Fund to lend under an interfund lending program. However, the Acquiring Fund has not lent under the interfund lending program and is not expected to lend under the interfund lending program in the normal course of operations.

With respect to the fundamental investment restrictions related to borrowing, the Acquiring Fund is permitted to borrow under the interfund lending exemptive order issued by the SEC to a greater extent than the Target Fund. Under the interfund lending order, the Acquiring Fund may borrow up to 33 1/3% on a secured basis. Both the Acquiring Fund and the Target Fund may borrow up to 5% of its total assets for temporary purposes. Both the Acquiring Fund and the Target Fund may obtain, without limit, such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Notwithstanding this difference, neither the Acquiring Fund nor the Target Fund has borrowed under the interfund lending program (or the existing credit facility) and neither are expected to borrow under the interfund lending program in the normal course of operations. In particular, the Acquiring Fund (i) has a stated investment policy to focus on equity securities of large-cap companies, (ii) generally has a large percentage of liquid, publicly-traded equity securities in its portfolio, and (iii) would continue to have access to the credit facility available to certain funds advised by BlackRock, which BlackRock would expect the Acquiring Fund to draw on prior to relying on any interfund lending.

The Funds have also adopted certain non-fundamental investment restrictions, as listed under Appendix I, which may be changed in connection with the Reorganization by the Board without shareholder approval. Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Acquiring Fund.

Performance Information

Target Fund

The information shows you how the Target Fund’s performance has varied year by year and provides some indication of the risks of investing in the Target Fund. The table compares the Target Fund’s performance to that of the S&P 500® Index and the Russell 1000® Growth Index, which are relevant to the Target Fund because they have characteristics similar to the Target Fund’s investment strategies. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Target Fund, the performance information for the Target Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Target Fund’s investment manager and its affiliates had not waived or reimbursed certain Target Fund expenses during these periods, the Target Fund’s returns would have been lower.

Class I Shares

ANNUAL TOTAL RETURNS

Target Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 28.84% (quarter ended June 30, 2020) and the lowest return for a quarter was -22.95% (quarter ended June 30, 2022). The year-to-date return as of June 30, 2023 was 33.72%.

As of 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years

Target Fund—Class I Shares	(37.64)%	7.70%	11.65%

Target Fund—Class III Shares	(37.81)%	7.41%	11.35%

S&P 500® Index

(Reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	12.56%

Russell 1000® Growth Index

(Reflects no deduction for fees, expenses or taxes)	(29.14)%	10.96%	14.10%

Acquiring Fund

The information shows you how the Acquiring Fund’s performance has varied year by year and provides some indication of the risks of investing in the Acquiring Fund. The Acquiring Fund’s returns prior to June 12, 2017 as reflected in the bar chart and the table are the returns of the Acquiring Fund when it followed different investment strategies under the name “BlackRock Large Cap Growth V.I. Fund.” The table compares the Acquiring Fund’s performance to that of the Russell 1000® Growth Index. As with all such investments, past performance is not an indication of future results. The bar chart and table do not reflect separate account fees and expenses. If they did, returns would be less than those shown. To the extent that dividends and distributions have been paid by the Acquiring Fund, the performance information for the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. If the Acquiring Fund’s investment manager and its affiliates had not waived or reimbursed certain Acquiring Fund expenses during these periods, the Acquiring Fund’s returns would have been lower.

Class I Shares

ANNUAL TOTAL RETURNS

Acquiring Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 29.89% (quarter ended June 30, 2020) and the lowest return for a quarter was -22.79% (quarter ended June 30, 2022). The year-to-date return as of June 30, 2023 was 37.10%.

As of 12/31/22 Average Annual Total Returns	1 Year	5 Years	10 Years

Acquiring Fund—Class I Shares	(38.11)%	7.51%	12.17%

Acquiring Fund—Class III Shares	(38.25)%	7.24%	11.89%
Russell 1000® Growth Index

(Reflects no deduction for fees, expenses or taxes)	(29.14)%	10.96%	14.10%

Additional Information

Combined Fund. The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

BlackRock, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each Fund’s investments and business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of each Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $9.425 trillion in investment company and other portfolio assets under management as of June 30, 2023.

Portfolio Managers

Information about the portfolio management teams of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Target Fund and Acquiring Fund

Portfolio Manager	Primary Role.	Since	Title and Recent Biography

Phil Ruvinsky	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2020	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2013 to 2018; Sector Head and Research Analyst at Surview Capital LLC from 2010 to 2013; Various positions, including Portfolio Manager and Investment Analyst, at UBS Global Asset Management from 2002 to 2010.

Caroline Bottinelli	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund	2022	Director of BlackRock, Inc. since 2020; Vice President of BlackRock, Inc. from 2016 to 2020; prior to joining BlackRock, Inc., Ms. Bottinelli was an Equity Research Associate at J.P. Morgan.

Phil Ruvinsky and Caroline Bottinelli will be the portfolio managers of the Combined Fund and will be jointly and primarily responsible for the day-to-day management of the Combined Fund’s portfolio, including setting the Combined Fund’s overall investment strategy and overseeing the management of the Combined Fund.

Management Agreement

Target Fund and Acquiring Fund

BlackRock serves as manager to each Fund pursuant to an investment advisory agreement (the “Management Agreement”). Pursuant to the Management Agreement, BlackRock is entitled to fees computed daily and payable monthly.

With respect to each Fund, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Portion of Average Daily Value of Net Assets	Management Fee Rate
Not exceeding $1 billion	0.65%
In excess of $1 billion but not exceeding $3 billion	0.61%
In excess of $3 billion but not exceeding $5 billion	0.59%
In excess of $5 billion but not exceeding $10 billion	0.57%
In excess of $10 billion	0.55%

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2024 with respect to the Target Fund and June 30, 2025 with respect to the Acquiring Fund. In addition, with respect to each Fund, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates (the “affiliated money market fund waiver”), through June 30, 2024 with respect to the Target Fund and June 30, 2025 with respect to the Acquiring Fund. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Fund.

BlackRock has agreed to cap net expenses for each Fund (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) a Fund’s pro rata share of the fees and expenses incurred indirectly by a Fund as a result of investing in other investment companies; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any) of each share class of the Funds at the levels shown below and in a Fund’s fees and expenses table in the “Fees and Expenses” section of this Combined Prospectus/Information Statement. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this Combined Prospectus/Information Statement as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to each share class of the Funds, as set forth in the table below, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements. BlackRock has also contractually agreed to reimburse fees in order to limit operational and recordkeeping fees to the amounts noted in the table below for each share class of the Funds.

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Record Keeping Services
Target Fund - Class I Shares	1.25%	0.07%
Target Fund - Class III Shares	1.50%	0.08%
Acquiring Fund - Class I Shares	1.25%	0.07%
Acquiring Fund - Class III Shares	1.50%	0.07%

[1]

The contractual caps are in effect through June 30, 2024 with respect to the Target Fund and June 30, 2025 with respect to the Acquiring Fund. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the Independent Board Members of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets and based on current fees.

The amount of the contractual waivers and/or reimbursements of fees and expenses made pursuant to the contractual caps on net expenses will be reduced by the amount of the affiliated money market fund waiver.

For the fiscal year ended December 31, 2022, each Fund paid BlackRock aggregate management fees, net of any applicable waivers, as a percentage of the Fund’s average daily net assets as follows:

Target Fund	0.65%
Acquiring Fund	0.65%

A discussion of the basis for the Board’s approval of the Management Agreement is included in the Funds’ semi-annual shareholder report for the fiscal period ended June 30, 2023.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

Combined Fund

The Management Agreement will remain in place following the Reorganization and the management fee rate applicable to the Combined Fund under the Management Agreement will be identical to the current management fee rates applicable to the Acquiring Fund (which are the same as are currently applicable to the Target Fund). In addition, the contractual expense caps and management fee waivers applicable to the Acquiring Fund will be retained with respect to the Combined Fund.

BlackRock will manage the Combined Fund as investment manager, pursuant to the Management Agreement. The principal terms of the Management Agreement are described below.

Terms of the Management Agreement

The Target Fund and the Acquiring Fund are both parties to the Management Agreement. Under the Management Agreement, BlackRock is obligated to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Company connected with investment and economic research, trading and investment management of each Fund, as well as the fees of all Directors of the Company who are affiliated persons of BlackRock, Inc. or any of its affiliates. Each Fund pays all other expenses incurred in its operation, including a portion of the Company’s general administrative expenses allocated on the basis of the Fund’s asset size. Certain accounting services are provided for the Company by BlackRock and the Company reimburses BlackRock in connection with such services. Under the Management Agreement, BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock or by the Funds in connection with the performance of the Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by BlackRock of its duties under the Management Agreement.

The Management Agreement, unless earlier terminated as described below, will continue in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board or by a majority of the outstanding shares of the respective Fund, and (b) by a majority of Independent Board Members. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the respective Fund.

Other Service Providers

Target Fund and Acquiring Fund

Distributor	BlackRock Investments, LLC 50 Hudson Yards New York, New York 10001

Custodian	JPMorgan Chase Bank, N.A 383 Madison Avenue, Floor 11 New York, New York 10179

Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116

Accounting Services Provider	JPMorgan Chase Bank, N.A. 383 Madison Avenue, Floor 11 New York, New York 10179

Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution Fees, Shareholder Servicing Fees and Shareholder Administration Fees

BlackRock Investments, LLC (previously defined as “BRIL,” or the “Distributor”), 50 Hudson Yards, New York, New York 10001, an affiliate of BlackRock, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

BlackRock has entered into administrative services agreements with certain Insurance Companies, pursuant to which BlackRock compensates such companies for administrative responsibilities relating to the Company, which are performed by such Insurance Companies. For more information, see the SAI.

Distribution Fees and Shareholder Servicing Fees

The Company, on behalf of the Acquiring Fund and the Target Fund, has adopted a plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) with respect to the applicable Fund’s Class III Shares that allows such Fund to pay distribution fees to each of the participating Insurance Companies or broker-dealer affiliates thereof (“Insurance Company Affiliates”) for the sale and distribution of its Class III Shares. Because the fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class III shareholders have no other purchase option. The amount of the distribution fee payable under the plan equals 0.25% of the average daily NAV of the Class III Shares of a Fund held by the participating Insurance Company.

The distribution fee may be used to pay the participating Insurance Companies or Insurance Company Affiliates for distribution-related and/or shareholder services provided in connection with the sale of Class III Shares. The distribution fee may also be used to pay Service Organizations for sales support services and related expenses.

In addition to, rather than in lieu of, distribution fees that a Fund may pay to a Service Organization pursuant to a Plan and fees a Fund pays to its transfer agent, if approved by the Board, BlackRock, on behalf of the Funds, may enter into non-Plan agreements with a Service Organization pursuant to which a Fund will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are based on a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Class I Shares of the Funds are not subject to distribution fees. With respect to Class I Shares of the Fund, from time to time, BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described above, if approved by the

Board, and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial and, in some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Funds to you. Please contact your Service Organization for details about payments it may receive from the Funds or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Combined Funds. Following the closing of the Reorganization, the Acquiring Fund’s distribution fees and shareholder servicing and administrative arrangements will be applied to investors.

Dividends and Taxes

The Acquiring Fund declares and reinvests dividends at least annually in additional shares of the Acquiring Fund. The Acquiring Fund has elected to be treated, and intends to qualify each year, as a regulated investment company under the Code. In order to qualify to be taxable as a regulated investment company, the Acquiring Fund must meet certain income and asset diversification tests and distribution requirements. As regulated investment companies, the Acquiring Fund will not be subject to U.S. federal income tax on its net investment income and net capital gains that its distributes to its shareholders. This “Dividends and Taxes” section assumes that all Contract holders are United States persons.

In addition, in order for the Contract holders to be eligible for U.S. federal income tax deferral, each separate account of the Insurance Companies (referred to as “segregated asset accounts” for U.S. federal income tax purposes) must comply with certain asset diversification requirements and investor control prohibitions.

Diversification Requirements

Specifically, each segregated asset account is required to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of segregated asset accounts. If a segregated asset account fails these requirements, (i) the Contract would not be treated as an annuity or life insurance contract under the Internal Revenue Code and (ii) the holders of such Contract would be required to include as ordinary income the “income on the contract” for each taxable year. Generally, the “income of the contract” is the excess of (i) the sum of the increase in the net surrender value of the Contract during the taxable year and the cost of the life insurance protection provided under the Contract during the year, over (ii) the premiums paid under the Contract during the taxable year. Contract holders could also be taxable in future years even if the segregated asset account subsequently complied with the diversification tests.

To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, each segregated asset account must meet one of two tests. Either (i) the segregated asset account must have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments or (ii) the segregated asset account must both (a) meet all the tax diversification requirements under Section 851(b)(3) of the Internal Revenue Code (which are applicable to all regulated investment companies) and (b) have no more than 55% of the value of its total assets be attributable to cash, cash items (including receivables), Government securities or securities of other regulated investment companies. For purposes of the first test, all securities of the same issuer are considered a single investment, but in the case of Government securities, each Government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be available under certain circumstances.

Section 817(h) of the Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Acquiring Fund. If the look-through rule applies, a beneficial interest in a regulated investment company shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the regulated investment company shall be treated as an asset of the segregated asset account.

Investor Control Prohibitions

For a Contract to qualify for U.S. federal income tax deferral, it must avoid the prohibition on investor control so that assets in the segregated asset accounts supporting the Contract are considered to be owned for U.S. federal income tax purposes by the Insurance Company and not by the Contract holder. Accordingly, a Contract holder should not have an impermissible level of control over a segregated asset account’s or the Acquiring Fund’s investment in any particular asset. If the Contract holder were considered the owner of the Acquiring Fund shares for U.S. federal income tax purposes, income and gain earned from such Acquiring Fund shares for the current and prior taxable years would be subject to federal income tax currently to the Contract holders.

The Acquiring Fund intends (1) to comply with the requirements necessary to allow a segregated asset account that invests in the Acquiring Fund to look-through to the Acquiring Fund’s investments for purposes of satisfying the asset diversification requirements, (2) to comply with the asset diversification requirements necessary to prevent the Contract holders from losing their special tax treatment because of investments in the Acquiring Fund on a standalone basis, and (3) to comply with the requirements necessary to prevent the Contract holders from having an impermissible level of control over the Acquiring Fund’s assets.

Tax Treatment to Insurance Companies

Dividends paid by the Acquiring Fund may be included in an Insurance Company’s gross income. The tax treatment of these dividends depends on the Insurance Company’s tax status. A description of an Insurance Company’s tax status is contained in the prospectus for the Contract.

Dividends and interest received by the Acquiring Fund and capital gains recognized by the Acquiring Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. As a shareholder in the Acquiring Fund, an Insurance Company may be able to claim a credit or take a deduction for foreign taxes paid by the Acquiring Fund if certain requirements are met.

This section summarizes some of the consequences under current federal tax law of an investment in the Acquiring Fund and does not refer to state, local or foreign taxes, which may also apply depending on your particular circumstances. It is not a substitute for individualized tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Acquiring Fund under all applicable tax laws.

Purchase, Redemption and Exchange of Shares

The following discussion describes the policies and procedures related to the purchase, redemption and exchange of shares of each applicable share class of the Acquiring Fund, which policies and procedures will be the same for the corresponding share class of the Combined Fund, respectively, effective upon the closing of the Reorganization.

Purchases and Redemptions. Shares of the Acquiring Fund currently are sold either directly or indirectly (through other variable insurance funds) to fund Contracts issued by the Insurance Companies. Shares of the Acquiring Fund may be purchased or sold each day the NYSE is open. The price of shares purchased by the Insurance Companies is based on the next calculation of the per share NAV of the Acquiring Fund after an order is placed. The Company may reject any order to buy shares and may suspend the sale of shares at any time. The Company will redeem all full and fractional shares of the Acquiring Fund for cash. The price of redeemed shares is based on the next calculation of NAV after a redemption order is placed. The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the NAV of such shares at such time. The Acquiring Fund does not have any initial or subsequent investment minimums. However, a Variable Contract may require certain investment minimums.

Exchanges. The Acquiring Fund does not offer exchange privileges.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders.

BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Acquiring Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Acquiring Fund. BlackRock or one or more Affiliates act or may act as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Acquiring Fund may directly or indirectly invest. The Acquiring Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Acquiring Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Acquiring Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Acquiring Fund or who engage in transactions with or for the Acquiring Fund, and may receive compensation for such services. BlackRock or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Acquiring Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Acquiring Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Acquiring Fund and BlackRock, to the extent permitted under the 1940 Act). The trading activities of BlackRock and these Affiliates are carried out without reference to positions held directly or indirectly by the Acquiring Fund and may result in BlackRock or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Acquiring Fund.

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, an Affiliate may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Acquiring Fund may, from time to time, enter into transactions in which BlackRock or an Affiliate or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BlackRock or its Affiliates may adversely impact the Acquiring Fund. Transactions by one or more clients or BlackRock or its Affiliates or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Acquiring Fund. The Acquiring Fund’s activities may be limited because of regulatory restrictions applicable to BlackRock, one or more Affiliates and/or their internal policies designed to comply with such restrictions.

Under a securities lending program approved by the Board, the Company, on behalf of the Acquiring Fund, has retained BlackRock Investment Management, LLC, an Affiliate of BlackRock, to serve as the securities lending agent for the Acquiring Fund to the extent that the Acquiring Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Acquiring Fund, including a fee based on the returns earned on the Acquiring Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Acquiring Fund may lend its portfolio securities under the securities lending program.

The activities of BlackRock and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

The above will be applicable to the Combined Fund effective upon the closing of the Reorganization.

Valuation of Shares

The Target Fund’s valuation policy is identical to the Acquiring Fund’s valuation policy with respect to Class I and Class III Shares. Effective upon the closing of the Reorganization, the Acquiring Fund’s valuation policy described below will be continued by the Combined Fund.

When an Insurance Company purchases Acquiring Fund Shares, the Insurance Company pays the NAV. This is the offering price. Shares are also redeemed at their NAV. The Acquiring Fund calculates its NAV of each class of its shares each day the New York Stock Exchange (“NYSE”) is open, generally as of the close of regular trading hours on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The NAV used in determining your share price is the next one calculated after your purchase or redemption order is received. Each business day, the Acquiring Fund’s NAVs are transmitted electronically to the Insurance Companies that use the Acquiring Fund as underlying investment options for Contracts.

The value of the securities and other assets and liabilities held by the Acquiring Fund are determined pursuant to BlackRock’s valuation policies and procedures. BlackRock has been designated by the Board as the valuation designee for the Acquiring Fund pursuant to Rule 2a-5 under the 1940 Act. Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. The Acquiring Fund values fixed-income portfolio securities and non-exchange traded derivatives using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Acquiring Fund’s approved independent third-party pricing services, each in accordance with BlackRock’s valuation policies and procedures. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of institutional round lot size, but the Acquiring Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. Short-term debt securities with remaining maturities of 60 days or less may be valued on the basis of amortized cost.

Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Foreign securities owned by the Acquiring Fund may trade on weekends or other days when the Acquiring Fund does not price its shares. As a result, the Acquiring Fund’s NAV may change on days when you will not be able to purchase or redeem the Acquiring Fund’s shares. Generally, trading in foreign securities, U.S. Government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Acquiring Fund’s shares are determined as of such times.

When market quotations are not readily available or are believed by BlackRock to be unreliable, BlackRock will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or other liability is thinly traded (e.g., municipal securities, certain small cap and emerging growth companies and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Acquiring Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Acquiring Fund. For instance, significant events may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Acquiring Fund’s net assets. If such event occurs, those instruments may be fair valued. Similarly, foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Acquiring Fund’s pricing time.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Acquiring Fund’s NAV.

The Acquiring Fund may accept orders from certain authorized financial intermediaries or their designees. The Acquiring Fund will be deemed to receive an order when accepted by the financial intermediary or designee and the order will receive the NAV next computed by the Acquiring Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Payments to Broker/Dealers and Other Service Organizations

BlackRock and its affiliates may make payments relating to distribution and sales support activities to the Insurance Companies and other financial intermediaries for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the Insurance Company or other financial intermediary and your individual financial professional to recommend the Acquiring Fund over another investment. Visit your Insurance Company’s website, which may have more information.

Disclosure of Portfolio Holdings

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. Effective upon the closing of the Reorganization, the Acquiring Fund’s market timing trading policies and procedures described below will be continued by the Combined Fund.

The Board has determined that the interests of long-term shareholders and the Acquiring Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Acquiring Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Acquiring Fund and its returns to shareholders. For example, large flows of cash into and out of the Acquiring Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Acquiring Fund’s investment objective. Frequent trading may cause the Acquiring Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Acquiring Fund’s performance.

A fund’s investment in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of such fund’s portfolio securities and the determination of the fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Acquiring Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Comparison of the Funds—Valuation of Shares” above.

The Acquiring Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Acquiring Fund Shares that it determines may be detrimental to the Acquiring Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Acquiring Fund Shares because certain legitimate strategies will not result in harm to the Acquiring Fund or its shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Acquiring Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Acquiring Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Acquiring Fund will not be responsible for any losses you therefore may suffer. For transactions placed directly with the Acquiring Fund, the Acquiring Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Acquiring Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Acquiring Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Acquiring Fund. While the Acquiring Fund monitors for market timing activity, the Acquiring Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Acquiring Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Acquiring Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Acquiring Fund to be engaged in market timing or other improper trading activity, the Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Acquiring Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Acquiring Fund or long-term shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Class I and Class III Shares of the Acquiring Fund that are contained in the Prospectus have been derived from the financial statements audited by (except for the period ended June 30, 2023, which is unaudited) Deloitte & Touche LLP. Financial highlights tables for the share classes of the Target Fund may be found in the Prospectus , Annual Report and Semi-Annual Report, which are available without charge by calling (800) 537-4942 and are incorporated herein by reference.

	Class I
(For a share outstanding throughout each period)	Six Months Ended 06/30/23 (unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.67		$21.82	$21.58	$15.91	$ 13.32	$ 14.51

Net investment loss(a)	(0.01)		(0.02)	(0.09)	(0.06)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	4.71		(8.23)	3.89	6.97	4.36	0.49

Net increase (decrease) from investment operations	4.70		(8.25)	3.80	6.91	4.32	0.45

Distributions from net realized gain(b)	-		(0.90)	(3.56)	(1.24)	(1.73)	(1.64)
Net asset value, end of period	$17.37		$ 12.67	$ 21.82	$ 21.58	$15.91	$ 13.32
Total Return(c)

Based on net asset value	37.10%	(d)	(38.11)%	18.09%	43.74%	32.70%	3.01%

Ratios to Average Net Assets(e)
Total expenses	0.90%	(f)	0.91%	0.90%	0.91%	0.95%	0.96%

Total expenses after fees waived and/or reimbursed	0.81%	(f)	0.79%	0.77%	0.78%	0.81%	0.82%

Net investment loss	0.15%	(f)	(0.11)%	(0.40)%	(0.35)%	(0.27)%	(0.23)%

Supplemental Data
Net assets, end of period (000)	$106,946		$87,220	$150,211	$139,807	$106,238	$91,380

Portfolio turnover rate	14%		50%	52%	54%	58%	63%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

Financial Highlights (continued)

	Class III
(For a share outstanding throughout each period)	Six Months Ended 06/30/23 (unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.25		$ 21.19	$21.10	$15.61	$13.13	$14.36

Net investment loss(a)	(0.03)		(0.05)	(0.15)	(0.11)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	4.55		(7.99)	3.80	6.84	4.29	0.49

Net increase (decrease) from investment operations	4.52		(8.04)	3.65	6.73	4.21	0.41

Distributions from net realized gain(b)	-		(0.90)	(3.56)	(1.24)	(1.73)	(1.64)
Net asset value, end of period	$16.77		$12.25	$21.19	$21.10	$15.61	$13.13
Total Return(c)

Based on net asset value	36.90%	(d)	(38.25)%	17.78%	43.43%	32.33%	2.77%

Ratios to Average Net Assets(e)
Total expenses	1.18%	(f)	1.18%	1.16%	1.16%	1.20%	1.22%

Total expenses after fees waived and/or reimbursed	1.06%	(f)	1.04%	1.02%	1.03%	1.06%	1.07%

Net investment loss	(0.40)%	(f)	(0.36)%	(0.65)%	(0.60)%	(0.52)%	(0.48)%

Supplemental Data
Net assets, end of period (000)	$119,662		$83,884	$162,772	$146,794	$92,261	$70,685

Portfolio turnover rate	14%		50%	52%	54%	58%	63%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

(d)	Not annualized.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Annualized.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Reorganization will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in the Reorganization Agreement) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate NAV equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in the Reorganization Agreement), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the reclassification of the shares of the Target Fund as authorized and non-issued common shares of the Company, without designation as to any class or series, and the removal of the separate reference to the Target Fund from the corporate charter. No assets other than Acquiring Fund Shares will be distributed to the Target Fund shareholders. The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Target Fund and the Acquiring Fund. In addition, prior to the Reorganization, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

The Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed as soon as practicable after the Closing Date in accordance with applicable state law and organizational documents of the Target Fund. Thereafter, the shares of the Target Fund will be reclassified as authorized and non-issued common shares of the Company, without designation as to any class or series, and the separate reference to the Target Fund will be removed from the corporate charter.

As a result of the Reorganization, a Target Fund shareholder will own the same class of shares of the Acquiring Fund, as indicated in the table below. A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Class I	Class I
Class III	Class III

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and the Target Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization Agreement, which provides for the Reorganization, by the Board;

•	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Target Fund and the Acquiring Fund.

The Board, including all of the Independent Board Members, believe the Reorganization is in the best interests of each Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of each Fund will not be diluted as a result of consummation of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	shareholders of the Target Fund will remain invested in a diversified, open-end fund that will have greater net assets after the Reorganization;

•

the investment objectives of the Funds are substantively identical; the fundamental investment restrictions of the Funds are substantially similar; the non-fundamental investment restrictions of the Funds are identical; and the investment strategies and risks of the Funds are similar, although there are certain differences. The Board considered the principal differences in the investment strategies and risks. See “Summary—Investment Objectives, Investment Processes, Principal Investment Strategies and Other Strategies” and “Comparison of the Funds—Investment Risks”;

•

assuming the Reorganization had occurred on June 30, 2023, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through June 30, 2025, in each case as of June 30, 2023;

•

the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain costs over a larger asset base;

•	the contractual and effective management fee rates for the Combined Fund are expected to be the same as the contractual and effective management fee rates for the Target Fund;

•

the net annual fund operating expenses for the share classes of the Combined Fund to be issued in the Reorganization are expected to be lower than those of the corresponding share classes of the Target Fund and the Acquiring Fund;

•

the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund and the Acquiring Fund are expected to manage the Combined Fund following the closing of the Reorganization;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information”;

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General”;

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund intends to distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains (if any) not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the same class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the same class such shareholder of the Target Fund owns immediately prior to the Reorganization, the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization and the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization; and

•

Each Fund will bear a portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $180,500, with respect to the Target Fund, and $22,500, with respect to the Acquiring Fund. The total estimated expenses of the Reorganization are estimated to be approximately $203,000. The foregoing estimated expenses will be borne by the Funds regardless of whether the Reorganization is consummated.

For these and other reasons, the Board, including all of the Independent Board Members, unanimously approved the Reorganization Agreement. The Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Board at the Approval Meeting, the Reorganization is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board has also determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each Fund participating in the Reorganization. The Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Board did not identify any particular information or consideration that was all-important or controlling.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Company, on behalf of the Acquiring Fund and the Target Fund, receive an opinion from Sidley Austin LLP, tax counsel to the Funds, dated as of the Closing Date, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

•

(i) The transfer of substantially all of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of the Acquiring Fund Shares to the Target Fund shareholders, (ii) the redemption by the Target Fund of all of its outstanding shares, and (iii) the reclassification of the shares of the Target Fund as authorized and non-issued common shares of the Company, without designation as to any class or series, and the removal of the separate reference to the Target Fund from the corporate charter, all pursuant to the Reorganization Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

•

No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund shareholders followed by the mandatory redemption by the Target Fund of all of its outstanding shares and the reclassification of the Target Fund shares as authorized and non-issued common shares of the Company, without designation as to any class or series, and the removal of the separate reference to the Target Fund from the corporate charter, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

•	No gain or loss will be recognized by the Target Fund shareholders upon the redemption of their Target Fund shares and receipt of their Acquiring Fund Shares pursuant to the Reorganization;

•

The aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares redeemed in the Reorganization from such shareholder;

•

The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares redeemed in the Reorganization from such shareholder were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

•

The tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

•

The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Sidley Austin LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The Acquiring Fund and the Target Fund will agree in the Reorganization Agreement to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the reclassification of the Target Fund shares as authorized and non-issued common shares of the Company, without designation as to any class or series complete, as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund for U.S. federal income tax purposes.

The opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund intends to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

It is anticipated that the Target Fund or the Acquiring Fund will dispose of certain of its holdings either prior to or after the Reorganization in connection with realigning the Target Fund’s and the Acquiring Fund’s portfolios in Realignment Sales in a manner more consistent with the investment strategies of both Funds. When such portfolio assets are sold in the Realignment Sales, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the applicable Fund’s basis in such assets. If Realignment Sales occur prior to or after the Reorganization, the sales are expected to result in net capital gain. Based on current market conditions, such capital gain is expected to be approximately $6 million. Any such gain is expected to be distributed to the Target Fund’s shareholders or the Combined Fund’s shareholders, depending on the timing of the Realignment Sales. Additionally, any income or gain from the deemed sale or transfer by the Target Fund is expected to be distributed to the Target Fund shareholders prior to the Reorganization, and such distributions are generally subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

The Acquiring Fund has $163,587 of capital loss carryforwards as of June 30, 2023. It is not expected that these capital loss carryforwards will be subject to restrictions as a result of the Reorganization.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions to shareholders in non-tax qualified accounts. Shareholders must consult with their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

Each Fund will bear a portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement), which are estimated to be $180,500, with respect to the Target Fund, and $22,500, with respect to the Acquiring Fund. The total estimated expenses of the Reorganization are estimated to be approximately $203,000. The foregoing estimated expenses will be borne by the Funds regardless of whether the Reorganization is consummated.

The expenses of the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 registration statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with the Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for the corresponding Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the Funds. Certain legal matters of Maryland law concerning the issuance of shares of the Acquiring Fund will be passed on by Miles & Stockbridge P.C., which serves as Maryland counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following tables set forth as of June 30, 2023: (i) the unaudited capitalization of Class I and Class III Shares of the Target Fund; (ii) the unaudited capitalization of Class I and Class III Shares of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of Class I and Class III Shares of the Combined Fund assuming the Reorganization has been completed. As of June 30, 2023, the total net assets of (i) the Target Fund were $186,475,636 and (ii) the Acquiring Fund were $226,607,765. As of June 30, 2023, the total net assets of the Combined Fund would have been $412,871,642 on a pro forma basis (adjusted for an estimated income distribution of $8,759 and reorganization costs of $203,000). The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	Class I Shares
	Target Fund Class I Shares	Acquiring Fund Class I Shares	Pro Forma Adjustments to Acquiring Fund Class I Shares[1]	Combined Fund Pro Forma Class I Shares[2]
Net Assets	$118,730,256	$106,945,591	$(131,122)	$225,544,725
Shares Outstanding	14,751,817	6,158,405	(7,921,062)	12,989,160
NAV per Share	$8.05	$17.37	-	$17.36

	Class III Shares
	Target Fund Class III Shares	Acquiring Fund Class III Shares	Pro Forma Adjustments to Acquiring Fund Class III Shares[1]	Combined Fund Pro Forma Class III Shares[2]
Net Assets	$67,745,380	$119,662,174	$(80,637)	$187,326,917
Shares Outstanding	8,807,592	7,136,037	(4,771,302)	11,172,327
NAV per Share	$7.69	$16.77	-	$16.77

1	Adjusted for an estimated income distribution of $8,759 and reorganization costs of $203,000.

2	Assumes the Reorganization had taken place on June 30, 2023.

Shareholder Information

As of September 22, 2023, the Directors and officers of the Company as a group directly or indirectly beneficially owned less than 1% of any class of the outstanding shares of the Target Fund. As of September 13, 2023, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:

Name	Address	%	Class
Transamerica Life Insurance Company	4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	45.65%	I
Transamerica Life Insurance Company	4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	11.87%	I
Pacific Life Insurance Company	700 Newport Center Drive Newport Beach, CA 92660-6307	19.80%	III
Integrity Life Insurance Company	400 Broadway Street Cincinnati, OH 45202	7.50%	III

As of September 22, 2023, the Directors and officers of the Company as a group directly or indirectly beneficially owned less than 1% of any class of the outstanding shares of the Acquiring Fund. As of September 13, 2023, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund, except as follows:

Name	Address	%	Class
Transamerica Life Insurance Company	4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	28.61%	I
Transamerica Life Insurance Company	4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	6.38%	I
Equitable Financial Life Insurance Company	1290 Avenue of the Americas, 15th Floor New York, NY 10104-0000	24.98%	III
AXA Equitable Life Insurance Company	1290 Avenue of the Americas New York, NY 10019	7.88%	III
Jefferson National Life Insurance Company	10350 Ormsby Park Place, Suite 600 Louisville, KY 40223-6175	7.14%	III
Midland National Life	4350 Westown Parkway West Des Moines, IA 50266-1144	5.21%	III

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

Each Fund is a series of the Company, which was organized as a Maryland corporation on October 16, 1981, and commenced operations on July 1, 1993. The Company is a registered, open-end management investment company. The Company is authorized to issue 14,310,000,000 shares of common stock with a par value of $0.10 per share, of which the Target Fund is currently authorized to issue 200,000,000 shares and the Acquiring Fund is currently authorized to issue 200,000,000 shares.

All shares of common stock of the Company have equal voting rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Company may not be binding on a class whose shareholders have not approved such matter. Each issued and outstanding share of a class is entitled to one vote and to participate equally in dividends and distributions declared with respect to such class and in net assets of such class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Company voting for the election of directors can elect all of the directors of the Company if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors. The Company does not intend to hold meetings of shareholders unless under the 1940 Act shareholders are required to act on any of the following matters: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of the selection of independent accountants.

The shares of each Fund have no conversion or exchange rights except as the Board may grant in its discretion. There are no preemptive or appraisal rights in connection with the shares of either Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund and Target Fund

The Company has adopted the following fundamental and non-fundamental restrictions and policies relating to the investment of the assets of the Funds and their activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Fund affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares present at a meeting at which more than 50% of the outstanding shares of the affected Fund are represented or (ii) more than 50% of the outstanding shares of the affected Fund). The investment objective of the Acquiring Fund is fundamental, and as such may not be changed without the approval of the holders of a majority of the outstanding shares of each such Fund. The investment objective of the Target Fund is non-fundamental, and as such may be changed by the Company’s Board of Directors without shareholder approval.

Under the Funds’ fundamental investment restrictions, none of the Funds (unless noted otherwise below) may:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

2.	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).[1]

3.	Make investments for the purpose of exercising control or management.[2]

4.

Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.

Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time.[3]

6.	Issue senior securities to the extent such issuance would violate applicable law.

7.

Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 331/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.[4]

8.	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

9.

Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the Funds’ non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, none of the Funds (unless noted otherwise below) may:

a.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has

1 For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry. For purposes of this restriction, each Fund uses the classifications and sub-classifications of MSCI, Inc. (“MSCI”) as a guide to identify industries.

2 In the case of the Acquiring Fund, investments in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

3 With respect to restriction 5, the Acquiring Fund may also make loans as permitted by an exemptive order issued to the Acquiring Fund by the SEC.

4 With respect to restriction 7(i), the Acquiring Fund may borrow from entities other than banks.

I-1

knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

b.

Make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Except with respect to restriction 7, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Each Fund is classified as diversified under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval.

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APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [    ] 2023, by and between BlackRock Variable Series Funds, Inc., a registered investment company and a Maryland corporation (the “Company”), on behalf of BlackRock Capital Appreciation V.I. Fund, a separate series of the Company (the “Target Fund”), and the Company, on behalf of BlackRock Large Cap Focus Growth V.I. Fund, a separate series of the Company (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; (iii) the redemption by the Target Fund of all of its outstanding shares for no consideration; and (iv) the reclassification of the shares of the Target Fund as authorized and non-issued common shares of the Company, without designation as to any class or series, and the removal of the separate reference to the Target Fund from the corporate charter. No assets other than the Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

WHEREAS, the Target Fund and Acquiring Fund are each a separate series of the Company, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund and that interests of the existing shareholders of each of the Target Fund and the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Board has reasonably determined that the Reorganization will not have a material adverse effect on the shareholders of each share class of each of the Target Fund and the Acquiring Fund participating in the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3 with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund

Stated Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, Class I Shares of the Target Fund correspond to Class I Shares of the Acquiring Fund, Class III Shares of the Target Fund correspond to Class III Shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Company, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the rights of the Company, on behalf of the Target Fund, under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Company, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Company shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

1.5 DISTRIBUTION OF ACQUIRING FUND SHARES AND MANDATORY REDEMPTION OF TARGET FUND.

(a) On or as soon as practicable after the Closing Date, the Target Fund will distribute, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of the Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of the Acquiring Fund Shares due Target Fund Shareholders. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such transfer.

(b) Following the distribution of the Acquiring Fund Shares to the Target Fund Shareholders pursuant to paragraph 1.5(a) above, the Target Fund will mandatorily redeem all of its outstanding shares for no consideration, the shares of the Target Fund will be reclassified as authorized and non-issued common shares of the Company, without designation as to any class or series, and the separate reference to the Target Fund will be removed from the corporate charter. No assets other than the Acquiring Fund Shares shall be distributed to the shareholders of the Target Fund.

1.6 OWNERSHIP OF SHARES. Ownership of the Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of any Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Company, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE COMPANY. The Company shall take all actions expressed herein as being the obligations of the Company, on behalf of the Acquiring Fund and on behalf of the Target Fund, as the case may be.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the fourth quarter of 2023, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Company, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Company, on behalf of the Target Fund, shall be transferred and delivered by the Company, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Company, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Company, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Company, on behalf of the Target Fund, is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Company, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE COMPANY ON BEHALF OF THE TARGET FUND. The Company, on behalf of the Target Fund, represents and warrants to the Company, on behalf of the Acquiring Fund, as follows:

(a) The Company is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Target Fund. The Target Fund is a legally designated, separate series of the Company. The Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Company with respect to the Acquiring Fund and the Combined Prospectus/Information Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration

Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Company, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Company, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Company, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by the Company in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Company, on behalf of the Target Fund, will not result in the violation of Maryland law, or any provision of the Company’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Target Fund, or by which the Company, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Company, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Target Fund, or by which the Company, on behalf of the Target Fund, is bound.

(f) The Company, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Company, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended December 31, 2022, which have been audited by [                ], and the unaudited financial statements of the Target Fund for the semi-annual period ended June 30, 2023 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended December 31, 2022 and the unaudited financial statements of the Target Fund for the semi-annual period ended June 30, 2023, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [    ], 2023 there has not been (i) any pending or to the knowledge of the Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Company, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Company is authorized to issue 14,310,000,000 shares of common stock, par value $0.10 per share, of which the Target Fund is currently authorized to issue 200,000,000 shares. As of [ ], 2023, no shares of the Target Fund were held in the treasury of the Company. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Company, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Company, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Company, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Company, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Company, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(s) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Target Fund, as follows:

(a) The Company is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Company. The Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Company, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Company, with respect to the Acquiring Fund, for use in the Registration Statement or any other materials provided by the Company, with respect to the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Company, in each case relating to the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Company, on behalf of the Acquiring Fund, will not result in the violation of, Maryland law, or any provision of the Company’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Acquiring Fund, or by which the Company, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party, on behalf of the Acquiring Fund, or by which the Company, on behalf of the Acquiring Fund, is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Company, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2022, which have been audited by [                ], and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended June 30, 2023 have been prepared in accordance with GAAP consistently applied, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2022 and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended June 30, 2023, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [    ], 2023, there has not been (i) any pending or to the knowledge of the Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Company’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Company, on behalf of the Acquiring Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Company is authorized to issue 14,310,000,000 shares of common stock, par value $0.10 per share, of which the Acquiring Fund is currently authorized to issue 200,000,000 shares. As of [ ], 2023, no shares of the Acquiring Fund were held in the treasury of the Company. All issued and outstanding shares of common stock of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Company, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Company, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Company, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(o) The information to be furnished by the Company, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Company, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE COMPANY,

ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, the Company, on behalf of each of the Acquiring Fund and the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Company, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Company, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Company, on behalf of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Company, on behalf of the Target Fund, shall make available to the Company’s officers and agents all books and records of the Target Fund and the Company, on behalf of the Acquiring Fund, shall make available to the Company’s officers and agents all books and records of the Company relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Company, on behalf of the Target Fund, will terminate all agreements to which the Company, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Company, on behalf of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund (nor the Company, on behalf of either the Acquiring Fund or the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Company, on behalf of the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP). The Acquiring Fund and the Target Fund agree to treat the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund followed by the redemption of the Target Fund shares and the reclassification of the Target Fund shares as authorized and non-issued common shares of the Corporation, without designation as to any class or series, as an exchange of the Target Fund shares in return for the Acquiring Fund Shares in liquidation of the Target Fund for U.S. federal income tax purposes.

5.9 REASONABLE BEST EFFORTS. The Company, on behalf of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 INFORMATION STATEMENT. The Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Information Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY,

ON BEHALF OF THE TARGET FUND

The obligations of the Company, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Company, on behalf of the Acquiring Fund) pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board has approved this Agreement with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, ON BEHALF OF THE

ACQUIRING FUND

The obligations of the Company, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Company, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY, ON BEHALF OF

THE ACQUIRING FUND, AND THE COMPANY, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Company, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.2 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Company with respect to the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.4 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund or the Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.5 The Company, on behalf of each of the Acquiring Fund and the Target Fund, shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Fund and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) (i) the transfer of substantially all of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of the Acquiring Fund Shares to the Target Fund Shareholders, (ii) the redemption by the Target Fund of all of its outstanding shares, and (iii) the reclassification of the shares of the Target Fund as authorized and non-issued common shares of the Company, without designation as to any class or series, and the removal of the separate reference to the Target Fund from the corporate charter, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders followed by the mandatory redemption by the Target Fund of all of its outstanding shares and the reclassification of the Target Fund shares as authorized and non-issued common shares of the Company, without designation as to any class or series, and the removal of the separate reference to the Target Fund from the corporate charter, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the redemption of their Target Fund shares and receipt of their Acquiring Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares redeemed in the Reorganization from such shareholder;

(f) the holding period of the Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares redeemed in the Reorganization from such shareholder were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and the Company, on behalf of each of the Target Fund and the Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Company, on behalf of either the Acquiring Fund or the Target Fund, may not waive the conditions set forth in this paragraph 8.5.

The Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (each for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. The Target Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by the Target Fund and the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by the Acquiring Fund. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Company, on behalf of each of the Acquiring Fund and the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Company, on behalf of each of the Acquiring Fund or the Target Fund. In addition, the Company, on behalf of either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Company, on behalf of each of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The names “Company” and “Directors of the Company” refer respectively to the Company and the Directors, as directors but not individually or personally, acting from time to time under the charter of the Company, which is hereby referred to and a copy of which is on file at the office of the State Department of Assessments and Taxation of the State of Maryland and at the principal office of the Company. Such charter contains certain provisions limiting the liability of the Directors, shareholders, officers, employees and agents of the Company. The obligations of the Company created hereunder are not personally binding upon, nor shall resort hereunder be had to the property of, any of the Directors, shareholders, officers, employees or agents of the Company. In addition, only the Target Fund assets associated with the series of the Company that incurs any liability hereunder shall be used to pay such liability and only the Acquiring Fund assets associated with the series of the Company that incurs any liability hereunder shall be used to pay such liability.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK VARIABLE SERIES FUNDS, INC., ON BEHALF OF ITS SERIES BLACKROCK CAPITAL APPRECIATION V.I. FUND

By:
Name:
Title:

BLACKROCK VARIABLE SERIES FUNDS, INC., ON BEHALF OF ITS SERIES BLACKROCK LARGE CAP FOCUS GROWTH V.I. FUND

By:
Name:
Title:

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 22, 2023

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Capital Appreciation V.I. Fund

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Large Cap Focus Growth V.I. Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

[                    ], 2023

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of BlackRock Capital Appreciation V.I. Fund (the “Target Fund”), a series of BlackRock Variable Series Funds, Inc., a Maryland corporation (the “Company”), into BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”), a series of the Company. The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Effective upon the closing of the Reorganization, the Acquiring Fund will change its name from BlackRock Large Cap Focus Growth V.I. Fund to BlackRock Large Cap Growth Equity V.I. Fund.

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement dated [    ], 2023 (the “Combined Prospectus/Information Statement”).

As described in the Combined Prospectus/Information Statement, the Reorganization will involve the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by such Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of such Acquiring Fund, including fractional shares (in each case, the “Acquiring Fund Shares”). Acquiring Fund Shares will then be distributed pro rata by the corresponding Target Fund to its shareholders. All of the outstanding shares of the Target Funds will be redeemed and the shares of the Target Fund will be reclassified as authorized and non-issued common shares of the Company, without designation as to any class or series, and the separate reference to the Target Fund will be removed from the corporate charter. No assets other than Acquiring Fund Shares will be distributed to the shareholders of the Target Fund.

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement. Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to BlackRock at P.O. Box 534429, Pittsburgh, Pennsylvania 15253-4429 or by calling (800) 537-4942.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

TABLE OF CONTENTS

Page

Additional Information	S-3

Financial Statements	S-3

Supplemental Financial Information	S-3

ADDITIONAL INFORMATION

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated May 1, 2023, as supplemented through the date of this SAI, is incorporated herein by reference (Securities Act File No. 002-74452).

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended December 31, 2022, filed February 24, 2023 (0001727644-23-000019), and the Semi-Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the six-month period ended June 30, 2023, filed August 22, 2023 (0001727644-23-000071), each as filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Report, the report of the independent registered public accountant therein, are incorporated herein by reference. No other parts of the Funds’ Annual Report or Semi-Annual Report are incorporated by reference herein.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary—Fees and Expenses” of the Combined Prospectus/Information Statement.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

PART C.

OTHER INFORMATION

Item 15. Indemnification.

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant, except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees and judgments, fines and amounts paid in settlement and reasonable expenses actually incurred by the corporate representative in connection with the proceeding, unless it is established that (i) the act or omission of the corporate representative was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (ii) the corporate representative actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant. Under the Amended and Restated Distribution Agreement, the Registrant has agreed to indemnify the Distributor against any loss, liability, claim, damage or expense arising out of any untrue statement of a material fact, or an omission to state a material fact, in any registration statement, prospectus or report to shareholders of the Registrant. Reference is made to Article VI of Registrant’s Articles of Incorporation, Article IV of Registrant’s Amended and Restated Bylaws (the “Bylaws”), Section 2-418 of the Maryland General Corporation Law and Section 5 of the Amended and Restated Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Article IV, Section 1 of the Bylaws states:

“Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.”

Article IV, Section 2 of the Bylaws states:

“Section 2. Mandatory Indemnification. (a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service, except with respect to any matter as to which such person shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which such person shall have had reasonable cause to believe that the conduct was unlawful; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of any person who is or was a Director, any advisory board member or any officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.”

Article IV, Section 4 of the Bylaws states:

“Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.”

Article IV, Section 5 of the Bylaws further states:

“Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.”

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article IV of the ByLaws on behalf of an employee or agent who is not an officer or director of the Registrant.

Indemnification of BlackRock Advisors, LLC is provided for in Section 13 of the Ninth Amended and Restated Securities Lending Agency Agreement incorporated herein by reference as Exhibit 8(a).

Item 16.    Exhibits.

Exhibit Number	Description

1	— Articles of Incorporation

(a)

—   Articles of Incorporation of the Registrant, dated October 14, 1981, is incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”), filed on April 28, 1995.

(b)	— Form of Articles Supplementary, dated February 11, 1982, is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 23 to the Registration Statement, filed on April 28, 1995.

(c)	— Form of Articles of Amendment, dated July 19, 1984, is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement, filed on April 28, 1995.

(d)	— Form of Articles Supplementary, dated April 21, 1986, is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 23 to the Registration Statement, filed on April 28, 1995.

(e)	— Form of Articles Supplementary, dated April 11, 1998, is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 23 to the Registration Statement, filed on April 28, 1995.

(f)	— Form of Articles Supplementary, dated December 31, 1991, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 23 to the Registration Statement, filed on April 28, 1995.

(g)

—   Form of Articles Supplementary, dated June 24, 1993, relating to the redesignation of shares of common stock as Merrill Lynch Basic Value Focus Fund Common Stock, Merrill Lynch World Income Focus Fund Common Stock, Merrill Lynch Global Utility Focus Fund Common Stock and Merrill Lynch International Equity Focus Fund Common Stock are incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 23 to the Registration Statement, filed on April 28, 1995.

(h)

—   Articles Supplementary, dated August 13, 1993, designating shares of authorized capital stock are incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(i)

—   Articles Supplementary, dated December 1993, designating shares of authorized capital stock are incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(j)

—   Form of Articles Supplementary relating to the designation of shares of common stock as Merrill Lynch Developing Capital Markets Focus Fund Common Stock, Merrill Lynch International Bond Fund Common Stock and Merrill Lynch Intermediate Government Bond Fund Common Stock is incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 21 to the Registration Statement, filed on March 17, 1994.

(k)

—   Form of Articles Supplementary, dated August 1, 1994, designating shares of authorized capital stock is incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(l)

—   Articles Supplementary relating to the designation of shares of common stock as Merrill Lynch Index 500 Fund Common Stock are incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 26 to the Registration Statement, filed on December 9, 1996.

(m)

—   Form of Articles of Amendment relating to the reclassification of Merrill Lynch Flexible Strategy Fund Common Stock as Merrill Lynch Global Strategy Focus Fund Common Stock, the reclassification of the Merrill Lynch International Bond Fund Common Stock as Merrill Lynch World Income Focus Fund Common Stock, the change in name of the class of shares of common stock designated as Merrill Lynch Intermediate Government Bond Fund to Merrill Lynch Government Bond Fund, and the change in the name of the class of shares of common stock designated as Merrill Lynch World Income Focus Fund to Merrill Lynch Global Bond

Exhibit Number	Description

Focus Fund is incorporated by reference to Exhibit 1(j) to Post-Effective Amendment No. 26 to the Registration Statement, filed on December 9, 1996.

(n)

—   Form of Articles of Amendment relating to designation of Class A and Class B shares is incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 27 to the Registration Statement, filed on April 25, 1997.

(o)

—   Articles of Amendment, dated August 14, 1997, relating to renaming certain series are incorporated by reference to Exhibit 1(p) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(p)

—   Form of Articles Supplementary relating to the designation of shares of common stock as Merrill Lynch Global Growth Focus Fund Common Stock and Merrill Lynch Capital Focus Fund is incorporated by reference to Exhibit 1(m) to Post-Effective Amendment No.  30 to the Registration Statement, filed on April 17, 1998.

(q)	— Certificate of Correction, dated April 23, 1998, is incorporated by reference to Exhibit 1(r) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(r)

—   Form of Articles Supplementary relating to the designation of shares of common stock as Merrill Lynch Fundamental Growth Focus Fund Common Stock and a change in the amount of Class A Shares of the Merrill Lynch Basic Value Focus Fund, Merrill Lynch High Current Income Fund, and Merrill Lynch Prime Bond Fund is incorporated by reference to Exhibit 1(n) to Post-Effective Amendment No. 33 to the Registration Statement, filed on January 13, 2000.

(s)

—   Form of Articles Supplementary relating to the designation of shares of common stock as Merrill Lynch Focus Twenty Select Fund is incorporated by reference to Exhibit 1(o) to Post-Effective Amendment No. 35 to the Registration Statement, filed on April 17, 2000.

(s)

—   Articles of Amendment to Articles Supplementary, dated April 11, 2001, relating to the designation of shares of common stock as Merrill Lynch Capital Focus Fund, Merrill Lynch Special Value Focus Fund, Merrill Lynch Global Utility Focus Fund, Merrill Lynch Global Strategy Focus Fund and Merrill Lynch Quality Equity Fund are incorporated by reference to Exhibit 1(p) to Post-Effective Amendment No. 38 to the Registration Statement, filed on April 17, 2001.

(u)

—   Articles Supplementary, dated April 11, 2001, relating to a change in the amount of Class A Shares of the Merrill Lynch Core Bond Focus Fund and a change in the amount of Class A Shares of the Merrill Lynch Large Cap Core Focus Fund are incorporated by reference to Exhibit 1(q) to Post-Effective Amendment No. 38 to the Registration Statement, filed on April 17, 2001.

(v)

—   Articles Supplementary, dated April 11, 2001, relating to a change in the amount of Class A Shares of the Merrill Lynch Large Cap Value Focus Fund and a change in the amount of Class B Shares of the Merrill Lynch Large Cap Value Focus Fund are incorporated by reference to Exhibit 1(r) to Post-Effective Amendment No. 38 to the Registration Statement, filed on April 17, 2001.

(w)

—   Form of Articles of Amendment to Articles Supplementary relating to changes in the names of the classes of shares of common stock of all Funds is incorporated by reference to Exhibit 1(s) to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 23, 2002.

(x)

—   Form of Articles Supplementary relating to a change in the amount of Class A Shares of the Merrill Lynch Domestic Money Market V.I. Fund and a change in the amount of Class A Shares of the Merrill Lynch Government Bond V.I. Fund is incorporated by reference to Exhibit 1(t) to Post-Effective Amendment No. 39 to the Registration Statement, filed on April 23, 2002.

(y)

—   Articles of Amendment to Articles Supplementary, dated September 2, 2003, are incorporated by reference to Exhibit 1(u) to Post-Effective Amendment No. 44 to the Registration Statement, filed on November 20, 2003.

(z)

—   Articles Supplementary, dated September 2, 2003, relating to the designation of Class III Shares are incorporated by reference to Exhibit 1(v) to Post-Effective Amendment No. 44 to the Registration Statement, filed on November 20, 2003.

(aa)

—   Articles Supplementary, dated October 31, 2003, relating to the designation of shares of common stock as Merrill Lynch International Value V.I. Fund common stock and Merrill Lynch Large Cap Growth V.I. Fund common stock are incorporated by reference to Exhibit 1(w) to Post-Effective Amendment No. 44 to the Registration Statement, filed on November 20, 2003.

Exhibit Number	Description

(bb)

—   Articles of Transfer from Mercury V.I. Funds, Inc. to Merrill Lynch Variable Series Funds, Inc., dated December 18, 2003, are incorporated by reference to Exhibit 1(cc) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(cc)

—   Articles of Amendment, dated April 5, 2005, relating to renaming the Registrant as FAM Variable Series Funds, Inc. are incorporated by reference to Exhibit 1(dd) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(dd)

—   Articles of Amendment to Articles Supplementary, dated April 5, 2005, relating to renaming certain series are incorporated by reference to Exhibit 1(ee) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(ee)

—   Articles of Amendment, dated September 13, 2006, relating to renaming the Registrant as BlackRock Variable Series Funds, Inc. are incorporated by reference to Exhibit 1(ff) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(ff)

—   Articles of Amendment, dated September 13, 2006, relating to renaming certain series are incorporated by reference to Exhibit 1(gg) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(gg)

—   Articles of Amendment, dated December 10, 2007, relating to renaming certain series are incorporated by reference to Exhibit 1(hh) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(hh)	— Articles of Amendment, dated December 13, 2007, are incorporated by reference to Exhibit 1(ii) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(ii)

—   Form of Articles of Amendment relating to renaming certain series are incorporated by reference to Exhibit 1(x) to Post-Effective Amendment No. 52 to the Registration Statement, filed on April 19, 2010.

(jj)

—   Articles of Amendment, dated October 12, 2010, relating to renaming certain series are incorporated by reference to Exhibit 1(y) to Post-Effective Amendment No. 53 to the Registration Statement, filed on February 15, 2011.

(kk)

—   Form of Articles of Amendment relating to renaming certain series is incorporated by reference to Exhibit 1(z) to Post-Effective Amendment No. 57 to the Registration Statement, filed on December 23, 2011.

(ll)

—   Articles Supplementary, dated August 7, 2012, reclassifying shares of authorized capital stock are incorporated by reference to Exhibit 1(mm) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(mm)

—   Articles of Amendment, dated January 22, 2013, relating to renaming certain series are incorporated by reference to Exhibit 1(aa) to Post-Effective Amendment No. 63 to the Registration Statement, filed on January 22, 2013.

(nn)

—   Articles Supplementary, dated February 12, 2014, relating to the designation of shares of common stock as BlackRock iShares® Alternative Strategies V.I. Fund and BlackRock iShares® Dynamic Allocation V.I. Fund are incorporated by reference to Exhibit 1(bb) to Post-Effective Amendment No. 67 to the Registration Statement, filed on February 14, 2014.

(oo)

—   Articles of Amendment, dated August 31, 2015, relating to renaming certain series are incorporated by reference to Exhibit 1(cc) to Post-Effective Amendment No. 79 to the Registration Statement, filed on September 1, 2015.

(pp)

—   Articles Supplementary, dated June 6, 2016, reclassifying shares of authorized capital stock are incorporated by reference to Exhibit 1(dd) to Post-Effective Amendment No. 83 to the Registration Statement, filed on April 19, 2017.

(qq)

—   Articles of Amendment, dated June 5, 2017, relating to renaming certain series are incorporated by reference to Exhibit 1(rr) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(rr)

—   Articles Supplementary, dated September 27, 2017, relating to the designation of shares of common stock as BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund are incorporated by

Exhibit Number	Description

reference to Exhibit 1(ee) to Post-Effective Amendment No. 89 to the Registration Statement, filed on October 3, 2017.

(ss)

—   Articles Supplementary, dated November 28, 2018, reclassifying shares of authorized capital stock are incorporated by reference to Exhibit a(32) to Post-Effective Amendment No. 104 to the Registration Statement, filed on April 18, 2019.

(tt)

—   Articles of Amendment, dated May 1, 2019, relating to renaming certain series are incorporated by reference to Exhibit 1(uu) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(uu)

—   Articles Supplementary, dated September 25, 2019, reclassifying shares of authorized capital stock are incorporated by reference to Exhibit 1(vv) to Post-Effective Amendment No. 108 to the Registration Statement, filed on April 17, 2020.

(vv)

—   Articles Supplementary, dated February 2, 2021, relating to the classification of shares of authorized capital stock are incorporated by reference to Exhibit 1(ww) to Post-Effective Amendment No. 111 to the Registration Statement, filed on February 9, 2021.

(ww)

—   Articles of Amendment, dated February 9, 2021, relating to renaming certain series are incorporated by reference to Exhibit 1(xx) to Post-Effective Amendment No. 111 to the Registration Statement, filed on February 9, 2021.

2	— By-laws

(a)	— Amended and Restated By-Laws of the Registrant are incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 90 to the Registration Statement, filed on November 28, 2017.

3	— Voting Trust Agreements

(a)	— None

4	— Plan of Reorganization

(a)	— Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Information Statement.

5	— Instruments Defining Rights of Security Holders

(a)

—   Instruments Defining Rights of Shareholders are incorporated by reference to Article III, Article V, Article VI (Sections 2, 3 and 6), Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation, incorporated by reference to Exhibits 1(a) – 1(ww) to the Registration Statement and Article I, Article II (Sections 2 and 3), Article IV (Sections 1 and 2), Article V (Sections 3, 4, 5 and 6) and Article VII of the Registrant’s Amended and Restated By-Laws, incorporated by reference to Exhibit 2(a) to the Registration Statement.

6	— Investment Advisory Contracts

(a)

—   Investment Advisory Agreement for BlackRock Advantage Large Cap Value V.I. Fund is incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 48 to the Registration Statement, filed on April 23, 2007.

(b)

—   Amendment No. 1 to the Investment Management Agreement for BlackRock Advantage Large Cap Value V.I. Fund is incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 60 to the Registration Statement, filed on April 13, 2012.

(c)

—   Investment Management Agreement for BlackRock Variable Series Funds, Inc. is incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 48 to the Registration Statement, filed on April 23, 2007.

(d)

—   Amendment No. 1 to the Investment Management Agreement between the Registrant and BlackRock Advisors, LLC (“BAL”) is incorporated by reference to Exhibit 4(g) to Post-Effective Amendment No. 57 to the Registration Statement, filed on December 23, 2011.

(e)

—   Form of Amendment No. 2 to the Investment Management Agreement between the Registrant and BAL with respect to BlackRock 60/40 Target Allocation ETF V.I. Fund (f/k/a BlackRock iShares® Dynamic Allocation V.I. Fund) is incorporated by reference to Exhibit 4(k) to Post-Effective Amendment No. 69 to the Registration Statement, filed on April 30, 2014.

Exhibit Number	Description

(f)

—   Amendment No. 3 to the Investment Management Agreement between the Registrant and BAL with respect to BlackRock S&P 500 Index V.I. Fund is incorporated by reference to Exhibit d(8) to Post-Effective Amendment No. 100 to the Registration Statement, filed on May 31, 2018.

(g)

—   Amendment No. 4 to the Investment Management Agreement between the Registrant and BAL with respect to BlackRock International Index V.I. Fund and BlackRock Small Cap Index V.I. Fund is incorporated by reference to Exhibit d(9) to Post-Effective Amendment No. 100 to the Registration Statement, filed on May 31, 2018.

(h)

—   Form of Sub-Advisory Agreement between BAL and BlackRock International Limited (“BIL”) with respect to BlackRock International V.I. Fund (f/k/a BlackRock International Value V.I. Fund) is incorporated by reference to Exhibit 4(f) to Post-Effective Amendment No. 50 to the Registration Statement, filed on April 13, 2009.

(i)

—   Form of Sub-Advisory Agreement between BAL and BlackRock (Singapore) Limited (“BRS”) with respect to BlackRock Managed Volatility V.I. Fund is incorporated by reference to Exhibit 4(h) to Post-Effective Amendment No. 63 to the Registration Statement, filed on January 22, 2013.

(j)

—   Form of Sub-Advisory Agreement between BAL and BIL with respect to BlackRock Managed Volatility V.I. Fund is incorporated by reference to Exhibit 4(j) to Post-Effective Amendment No. 63 to the Registration Statement, filed on January 22, 2013.

7	— Underwriting Contracts

(a)

—   Form of Amended and Restated Distribution Agreement between the Registrant and BlackRock Investments, LLC (“BRIL”) is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds II, Inc. (File No. 333-224376), filed on April 16, 2020.

8	— Bonus of Profit Sharing Contracts

(a)	— None.

9	— Custodian Agreements

(a)

—   Form of Custodian Agreement with Brown Brothers Harriman & Co. is incorporated by reference to Exhibit 7 to Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series LLC (f/k/a Master Large Cap Series Trust) (File No. 811-09739), filed on January 30, 2002.

(b)

—   Form of Master Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated by reference to Exhibit 7(d) to Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

10	— Rule 12b-1 and Rule 18f-3 Plans

(a)

—   Amended and Restated Distribution Plan for Class II Shares of the Registrant between the Registrant and BRIL is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 75 to the Registration Statement, filed on April 17, 2015.

(b)

—   Amended and Restated Distribution Plan for Class III Shares of the Registrant between the Registrant and BRIL is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 75 to the Registration Statement, filed on April 17, 2015.

(c)

—   Amended Exhibit A to the Amended and Restated Distribution Plan for Class III Shares is incorporated by reference to Exhibit 13(c) to Post-Effective Amendment No. 111 to the Registration Statement, filed on February 9, 2021.

(d)	— Rule 18f-3 Plan, as revised, is incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 44 to the Registration Statement, filed on November 20, 2003.

11	— Legal Opinions

(a)	— Opinion of Miles & Stockbridge P.C. as to the legality of the securities being registered is filed herewith.

12	— Tax Opinions

Exhibit Number	Description

(a)	— Form of opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement is filed herewith.

13	— Other Material Contracts

(a)

—   Form of Ninth Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit (k)(7) of Post-Effective Amendment No.  1 to the Registration Statement on Form N-2 of BlackRock Debt Strategies Fund, Inc. (File No. 333-267429), filed on January 13, 2023.

(b)

—   Form of Transfer Agency and Shareholder Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Funds, Inc. (File No. 2-69062), filed on April 18, 2014.

(c)

—   Form of Tenth Amended and Restated Credit Agreement among Registrant, a syndicate of banks and certain other parties is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BlackRock Series Fund II, Inc. (File No. 333-224375), filed on April 20, 2023.

(d)

—   Form of Eleventh Amended and Restated Expense Limitation Agreement by and between Registrant, BlackRock Advisors, LLC and BlackRock Fund Advisors is incorporated by reference to Exhibit 8(d) of Post-Effective Amendment No.  33 to the Registration Statement on Form N-1A of BlackRock ETF Trust (File No. 333-228832), filed on November 22, 2022.

(e)

—   Form of Master Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated by reference to Exhibit 8(n) to Post-Effective Amendment No.  728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

(f)

—   BlackRock Rule 12d1-4 Fund of Funds Investment Agreement between the Registrant and the other registered open-end investment companies party thereto is incorporated herein by reference to Exhibit 8(g) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of BlackRock Unconstrained Equity Fund (File No. 333-124372), filed on August 22, 2023.

14	— Other Opinions

(a)	— Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant is filed herewith.

15	— Omitted Financial Statements

(a)	— None.

16	— Power of Attorney

(a)	— Power of Attorney dated July 26, 2023 is incorporated herein by reference to an Exhibit of the Registrant’s Registration Statement on Form N-14 (File No. 333-273767) filed on August 7, 2023.

17	— Additional Exhibits

(a)	— None.

18	— Calculation of Filing Fee Tables

(a)	— Not applicable.

Item 17. Undertakings.

(1)   The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (as amended, the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)         The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York, on September 22, 2023.

BLACKROCK VARIABLE SERIES FUNDS, INC. (REGISTRANT)
ON BEHALF OF
BLACKROCK LARGE CAP FOCUS GROWTH V.I. FUND

By:	/s/ JOHN M. PERLOWSKI
(John M. Perlowski,
President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN M. PERLOWSKI (John Perlowski)	Director, President and Chief Executive Officer (Principal Executive Officer)	September 22, 2023

/s/ Trent Walker (Trent Walker)	Chief Financial Officer (Principal Financial and Accounting Officer)	September 22, 2023

SUSAN J. CARTER* (Susan J. Carter)	Director

COLLETTE CHILTON* (Collette Chilton)	Director

NEIL A. COTTY* (Neil A. Cotty)	Director

LENA G. GOLDBERG* (Lena G. Goldberg)	Director

HENRY R. KEIZER* (Henry R. Keizer)	Director

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Director

DONALD C. OPATRNY* (Donald C. Opatrny)	Director

MARK STALNECKER* (Mark Stalnecker)	Director

KENNETH L. URISH* (Kenneth L. Urish)	Director

CLAIRE A. WALTON* (Claire A. Walton)	Director

ROBERT FAIRBAIRN* (Robert Fairbairn)	Director

*By:	/s/ JANEY AHN (Janey Ahn, Attorney-In-Fact)	September 22, 2023

EXHIBIT INDEX

Exhibit Number	Description

11(a)—	Opinion of Miles & Stockbridge P.C. as to the legality of the securities being registered.

12(a)—	Form of opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Information Statement.

14(a)—	Consent of Deloitte & Touche LLP, independent registered public accounting firm.